Exhibit 10.1

AMENDMENT TO

EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), effective as of June 30, 2011, is entered into as of July 5, 2011, by and between NOVADEL PHARMA INC., a Delaware corporation with principal executive offices at 1200 Route 22 East, Suite 2000, Bridgewater, New Jersey 08807 (the “Company”), and DAVID H. BERGSTROM, PH.D., residing at the address on the signature page attached hereto (the “Executive”). The Company and the Executive each may be referred to herein individually as a “Party”, or collectively as the “Parties”.

WHEREAS, the Parties entered into that certain Employment Agreement dated December 4, 2006 (the “Agreement”) pursuant to which the Company employed the Executive as Chief Operating Officer of the Company and the Executive agreed to serve in that capacity;

WHEREAS, the Agreement provided for certain terms and conditions for which the Parties agreed upon;

WHEREAS, the Agreement expired pursuant to its terms on December 4, 2009;

WHEREAS, the Company previously extended the expiration date of the Agreement to December 31, 2010 and thereafter to June 30, 2011; and

WHEREAS, the Parties desire to further extend to term of the Agreement to June 30, 2012.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants of the Parties, the Parties hereto, do hereby agree as follows:

1.	Term. Section 2 of the Agreement shall be amended and restated in its entirety to provide as follows:

                  “2.     Term.  The employment of the Executive by the Company as provided in Section 1 shall be for a period of one (1) year commencing on June 30, 2011 (the “Effective Date”), unless sooner terminated in accordance with the provisions of Section 8 below                (the “Term”).”

2.	Confirmation of Agreement. Except as otherwise amended or modified hereby, all terms of the Agreement shall remain in full force and effect.

3.	Capitalized Terms. Capitalized terms used but not defined in the Amendment shall have the meanings ascribed to them in the Agreement.

4.	Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEROF, the parties hereto have executed this Amendment as of the date first above written.

NOVADEL PHARMA INC.		DAVID H. BERGSTROM, PH.D.

By:	/s/ Steven B. Ratoff	By:	/s/ David H. Bergstrom, Ph.D.

Name:	Steven B. Ratoff	Name:	David H. Bergstrom, Ph.D.

Title:	President and CEO	Title:	Chief Operating Officer

Address: